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                                                                    Exhibit 10.2

                               AMENDING AGREEMENT

                          TO A SHARE EXCHANGE AGREEMENT

                      ENTERED INTO AS OF FEBRUARY 28, 2002

BETWEEN:                     OZ COMMUNICATIONS, INC.
                             ("OZ")

AND:                         MICROCELL CAPITAL II INC.
                             ("MICROCELL")

WHEREAS Microcell and OZ entered into a Share Exchange Agreement dated as of November 8, 2000 (the "AGREEMENT").

WHEREAS Microcell and OZ wish to amend the Agreement.

THE PARTIES HERETO AGREE AS FOLLOWS:

1. Effective as of the date hereof, the Agreement is hereby amended as follows:

    1.1 Sections 10 and 11 of the Agreement are hereby deleted in their entirety.



IN WITNESS WHEREOF, THE PARTIES HAVE SIGNED IN MONTREAL, PROVINCE OF QUEBEC.

MICROCELL CAPITAL II INC.                   OZ COMMUNICATIONS, INC.

/s/ JEAN-MARC FERLAND

BY:     /s/ JOCELYN COTE                    BY:    /s/  GILLES LAPIERRE
        ------------------------------              -------------------------
        NAME: JOCELYN COTE                  NAME: GILLES LAPIERRE
        TITLE: ASSISTANT SECRETARY          TITLE:  V. P.